SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 20, 1999 (May 17, 1999)

                               ILLINI CORPORATION
             (Exact name of registrant as specified in its charter)

          Illinois                      0-13343                37-1135429
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


               3200 West Iles Avenue, Springfield, Illinois 62707
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 217-787-5111

                                 Not Applicable
         (Former name or former address, if changed since last report.)




                                  Page 1 of 28
                         The Exhibit Index is on Page 4.


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ITEM 5.  OTHER EVENTS

         On May 17, 1999, the Board of Directors of Illini Corporation (the "Company") amended and restated the Company's Bylaws.

         A copy of the Amended and Restated Bylaws of the Company is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99  Amended and Restated Bylaws of Illini Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ILLINI CORPORATION


Dated: May 19, 1999               By:  /s/Burnard K. McHone
                                       -----------------------------------------
                                          Burnard K. McHone
                                          President

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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

         99                Amended and Restated Bylaws of Illini Corporation